                                  TL Lease Funding Corp. IV
                              TLFC IV Equipment Lease Trust 1995-1
                                      Monthly Statement
                           For the Collection Period ended 2/28/97
                                                                    NOTE
                                                  COLLECTION    DISTRIBUTION
                                                   ACCOUNT        ACCOUNT

Beginning Balance				                                  	$0.00
Deposit of Collections and Other Amounts

Collections during the Collection Period [4.7(b)]	2,708,612.93
Less: Collections to reimburse Servicer Advances 		(597,774.91)
      [4.7(c)(i)]
Less: Collections from Repurchased Leases or 											  0.00
      Substituted Leases [4.7(c)(ii)]
Add: Servicer Advances [3.3]									               582,730.34
Add: Investment Earnings									                    12,276.68
Available Amount									                         2,705,845.04

Payments on Payment Date [4.8]

 (a) Unreimbursed Servicer Advances to the Servicer							0.00
     (when deemed by Servicer to be uncollectible)

 (b) Servicing Fee Arrearage to the Servicer									     0.00

 (c) Servicing Fee to the Servicer									         (41,590.25)

 (d) Class A Interest Arrearage									                  0.00           0.00

 (e) Class A Interest Payment Amount									      (198,425.76)    198,425.76

 (f) Class B Interest Arrearage									                  0.00           0.00

 (g) Class B Interest Payment Amount									        (28,213.59)    28,213.59

 (h) Class A Principal Payment Amount									    (2,094,323.99)  2,094,323.99

 (i) Class B Principal Payment Amount as follows:
     1) to Class A Holders to extent of 									           0.00          0.00
        Subordination Shortfall

     2) remainder to Class A Holders if 									           0.00          0.00
        Restricting Event exists

     3) if no Restricting Event, remainder									  (252,257.51)   252,257.51
        to Class B Holders

 (j) Class B Holders, if Restrcting Event exists									    0.00         0.00

 (k) Certificateholders									                      (91,033.94)

 Subtotal                                           (2,705,845.04) 2,573,220.85

Distributions to Noteholders											                           (2,573,220.85)

Ending Balance											                                    0.00         0.00

                                   TL Lease Funding Corp. IV
                              TLFC IV Equipment Lease Trust 1995-1
                                       Monthly Statement
                             For the Collection Period ended 2/28/97

SUBORDINATION AMOUNT
	Aggregate Discounted Lease Balance 										                $47,483,379
	(on the last day of the Collection Period)
	Add:  Available Amount less Servicing Fee, 									             343,291
	Class A&B Interest Payment Amount and
	Class A Principal Payment Amount
	Less: Outstanding Class A Principal Balance										        (35,110,507)
	(after current Payment Date)
 Subordination Amount									                                $12,716,163

	Minimum Required Subordination Amount								                 $4,590,968

	Subordination Shortfall								                                        0

RESTRICTING EVENT CALCULATIONS

 (1) Average Aggregate Delinquencies-trailing 6 months								   	594,315
     Average Aggregate Discounted Lease Balance -									     54,031,052
     Trailing 6 months

 Delinquency Ratio									                                         1.10%

 Maximum Delinquency Ratio									                                 2.00%

 (2) Aggregate Discounted Lease Balance of Charged-off									 1,334,234
     Leases - trailing 6 months

 Annualized Net Charge-offs									                            2,668,469

 Average Aggregate Discounted Lease Balance -									         54,031,052
 Trailing 6 months

 Charge-off Ratio									                                          4.94%

 Maximum Charge-off Ratio									                                  5.00%

 Restricting Event									                                          NO

SUBSTITUTION CALCULATIONS (SECTION 5.1)

 (1) Cumulative Discounted Lease Balance of Leases 									            $0
     substituted for Leases subject to Defaulted Leases

 Maximum ADLB of substituted Leases									                    $6,481,364
 (6% of ADLB at Closing Date)

 (2) Cumulative Discounted Lease Balance of Leases 									            $0
     Substituted for Leases subject to Warranty Event

 Maximum ADLB of substituted Leases									                    $5,401,137
 (5% of ADLB at Closing Date)

 (3) Cumulative Discounted Lease Balance of Leases 									    $1,244,220
     Substitituted for Leases

 Maximum ADLB of substituted Leases									                   $10,802,273
 (10% of ADLB at Closing Date)


 (4) Aggregate Discounted Lease Balance									               $47,483,379
     (on the last day of the Collection Period)
 Less: Outstanding Class A Principal Balance									         ($37,204,831)
 (on the last day of the Collection Period)
 Substitution Subordination Amount									                    $10,278,548

 Greater of:
 a) 17% of ADLB on the last day of the Collection               $8,072,174
    Period
 b) Minimum Required Subordination Amount									              $4,590,968

 If substitution subordination amount does not exceed the Greater of (a) and (b),there can be no substitutions for Early Termination
 Leases or Warranty Events

EARLY TERMINATION LEASES (Section 3.2(b))

Aggregate principal amount of all Leases which have 									   $4,635,107
 Become Early Termination Leases
Less: Cumulative Discounted Lease Balance of leases            ($1,244,220)
 substituted for Early Termination Leases
Net Aggregate Discounted Lease Balance of Early Termination     $3,390,887
 Leases
Maximum Early Termination Leases                                $3,448,849
(3% of ADLRB at Cut-Off Date)

                                TL Lease Funding Corp. IV
                           TLFC IV Equipment Lease Trust 1995-1
                                    Monthly Statement
                          For the Collection Period ended 2/28/97

PAYMENTS ON CLASS A & B SECURITIES (PER $1,000 OF INITIAL PRINCIPAL BALANCE, PER PAGE 35 & 26 OF PROSPECTUS)

	CLASS A
	Principal Payment								                                      $23.3588045
	Interest Payment								                                        $2.2131192

	CLASS B
	Principal Payment								                                      $23.3522621
	Interest Payment								                                        $2.6118198

Remaining outstanding principal balance, Class A									      $391.6010464
(per $1,000 of initial principal balance)

Remaining outstanding principal balance, Class B									      $391.7714457
(per $1,000 of initial principal balance)

Class A Pool Factor									                                    39.1601046%
(remaining outstanding principal balance/initial
outstanding principal balance, after current payment)

Class B Pool Factor									                                    39.1771446%
(remaining outstanding principal balance/initial
outstanding principal balance, after current payment)

DISCOUNTED LEASE AND RESIDUAL DATA

ADLB on the last day of the Collection Period									            47,483,379
ADLRB on the last day of the Collection Period									           53,125,204

LOSS AND DELINQUENCY DATA

DLB of Defaulted Leases for the Collection Period									       $224,690.37
# of Defaulted Leases									                                            22

DLB of Early Termination Leases for the Collection Period								$150,620.05
# of Early Termination Leases									                                    40

DLB of Repurchased Leases for the Collection Period									            $.00
# of Repurchased Leases									                                           0

DLB of delinquent Leases (90 days delinquent) 									          $711,490.68
for the Collection Period




                                TL Lease Funding Corp. IV
                           TLFC IV Equipment Lease Trust 1995-1
                                   Monthly Statement
                          For the Collection Period ended 2/28/97

                             					ADLB
                          					PER AR AGING	       	PERCENT

Current											             45,116,715            95.01%
31-60 Days Past Due											  1,103,223             2.32%
61-90 Days Past Due											    552,845             1.16%
Over 90 Days Past Due											  711,491             1.50%
Total											              $47,484,274           100.00%


